HENDERSON GLOBAL FUNDS

Henderson International Opportunities Fund
(the “Fund”)

Supplement dated March 16, 2012
to the Prospectus dated November 30, 2011 and to the
Summary Prospectus dated November 30, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and should be retained and read in conjunction with the Prospectus and Summary Prospectus.

Effective April 2, 2012, Iain Clark, Co-Asset Allocation Strategist of the Fund, will no longer be a portfolio manager of the Fund.  Bill McQuaker will remain as Asset Allocation Strategist of the Fund.

Effective April 2, 2012, the following replaces the paragraph under “Management” on page twenty-seven (27) of the Prospectus and page four (4) of the Summary Prospectus:

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

• Stephen Peak, Director of International Equities, Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since 2001.
• John Crawford, Director of Pacific Asian Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2011.
• Andrew Mattock, Fund Manager, Pan Asian Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2005.
• Bill McQuaker, Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006.
• Stuart O’Gorman, Director of Technology Investments, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2001.
• Tim Stevenson, Director of Pan European Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2002.
• Ian Warmerdam, Director of Technology Investments, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2002.
• Michael Wood-Martin, Director of Japanese Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2005.

Effective April 2, 2012, the first three paragraphs of the “Management of the Funds-Portfolio Managers-International Opportunities Fund” section with respect to the Fund on page thirty-eight (38) of the Prospectus will be deleted in their entirety and replaced with the following.

The Fund is managed by a team of Portfolio Managers.  Stephen Peak, Director of International Equities, the Fund’s Lead Portfolio Manager, generally oversees the management of the Fund. Individual members of the team manage the Fund’s investments in specific countries, regions and sectors as outlined below.

Asset Allocation Strategist – Bill McQuaker, Head of Multi-Asset, is the Asset Allocation Strategist for the Fund. Mr. McQuaker’s biography is included in the Emerging Markets Opportunities Fund description above.